SCHEDULE OF INVESTMENTS

Pathfinder Moderate - Managed Volatility (in thousands)	MARCH 31, 2020 (UNAUDITED)

AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy VIP Core Equity, Class II	5,754	$59,685
Ivy VIP Corporate Bond, Class II	18,336	99,727
Ivy VIP Global Equity Income, Class II	10,555	47,678
Ivy VIP Government Money Market, Class II	26,393	26,393
Ivy VIP Growth, Class II	6,842	67,231
Ivy VIP High Income, Class I	1,396	4,157
Ivy VIP International Core Equity, Class II	4,531	53,522
Ivy VIP Limited-Term Bond, Class II	20,851	103,373
Ivy VIP Mid Cap Growth, Class I	4,161	43,314
Ivy VIP Small Cap Core, Class II	383	3,729
Ivy VIP Small Cap Growth, Class I	1,481	10,227
Ivy VIP Value, Class II	11,274	53,593

TOTAL AFFILIATED MUTUAL FUNDS – 92.2%		$572,629

(Cost: $679,583)

SHORT-TERM SECURITIES

Money Market Funds (A) - 3.0%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.310%,	18,469	18,469

TOTAL SHORT-TERM SECURITIES – 3.0%		$18,469

(Cost: $18,469)

TOTAL INVESTMENT SECURITIES – 95.2%		$591,098

(Cost: $698,052)

CASH AND OTHER ASSETS, NET OF LIABILITIES(B) – 4.8%		29,565

NET ASSETS – 100.0%		$620,663

Notes to Schedule of Investments

(A)	Rate shown is the annualized 7-day yield at March 31, 2020.
(B)	Cash of $25,378 has been pledged as collateral on open futures contracts.

The following futures contracts were outstanding at March 31, 2020 (contracts unrounded):

Description	Type	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)

E-mini Russell 2000 Index	Short	189	6-19-20	9	$(10,845)	$421
E-mini S&P 500 Index	Short	393	6-19-20	20	(50,494)	(2,474)
S&P 500 Index	Short	322	6-19-20	81	(206,861)	8,011

					$(268,200)	$5,958

Each Portfolio’s investments are reported at fair value. Fair value is defined as the price that each Portfolio would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Reoccurring fair value measurements of Level 3 securities shall include a reconciliation of the beginning to ending balances for reported fair market values. A fair value hierarchy and Level 3 reconciliation, if applicable, have been included in the Notes to Schedule of Investments for each respective Portfolio.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized as follows:

• Level 1 - Observable inputs such as quoted prices, available in active markets, for identical assets or liabilities.

• Level 2 - Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair market value of investments.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of March 31, 2020:

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$572,629	$—	$—
Short-Term Securities	18,469	—	—

Total	$591,098	$—	$—

Futures Contracts	$8,432	$—	$—

Liabilities
Futures Contracts	$2,474	$—	$—

For Federal income tax purposes, cost of investments owned at March 31, 2020 and the related unrealized appreciation (depreciation) were as follows:

Cost	$698,052

Gross unrealized appreciation	1,642
Gross unrealized depreciation	(108,596)

Net unrealized depreciation	$(106,954)